UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 15, 2008
Date of Report (Date of earliest event reported)

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)        (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

The following  information is being provided pursuant to  Item 2.02.  Such  information, including the exhibit attached hereto, shall not  be deemed  "filed"  for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On  July 16, 2008, India Globalization Capital, Inc.  (the “Company”) issued a press release reporting its  financial  results for the fourth quarter and  fiscal  year ended March 31, 2008.  A copy of this press release is being furnished as Exhibit  99.1 to this report and is incorporated herein by reference.

Item 8.01 Other Events

      At a special meeting of stockholders of the Company held on July 15, 2008 the amendment of the IGC 2008 Omnibus Incentive Plan (the “Plan”) to: (i) increase the share reserve under the Plan by 1,000,000 shares from 300,000 to 1,300,000 shares, to reduce the base number of outstanding shares used to calculate adjustments to the shares under the Plan from 13,974,500 to 8,570,107 and to make additional clarifying changes to the Plan was approved.

FORWARD-LOOKING STATEMENTS

Certain statements in this Currant Report on Form 8-K constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which we have little or no control.  Forward-looking statements may be identified by words including "anticipate," "believe," "estimate," "expect" and similar expressions.  We caution readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements.  Factors that could cause actual results to differ from forward-looking statements include the concentration of our revenues, risks involved in contracting with our customers, including difficulties to accurately estimate costs when bidding on a contract and the occurrence of start-up costs prior to receiving revenues and contract with fixed price provisions, government contracting risks, potential conflicts of interest, difficulties we may have in attracting and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions and acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and ability to make payments on outstanding indebtedness, weakened economic conditions, acts of terrorism, risks related to competition and our ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the reports we file with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

Forward-looking statements are intended to apply only at the time they are made.  Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved.  If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.

(d) Exhibits

99.1                   Press Release of India Globalization Capital, Inc., dated July 16, 2008.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: July 21, 2008	By:	/s/ Ram Mukunda
Ram Mukunda
President and Chief Executive Officer

Exhibit Index

99.1           Press Release of India Globalization Capital, Inc., dated July 16, 2008.